SCHEDULE 14A

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement           |_|  CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
                                                RULE 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Section
     240.14a-12

                         EXCELSIOR BUYOUT INVESTORS, LLC

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         _______________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         _______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
         _______________________________________________________________________

     (5) Total fee paid:
         _______________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
         _______________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:
         _______________________________________________________________________

     (3) Filing Party:
         _______________________________________________________________________

     (4) Date Filed:
         _______________________________________________________________________

                         EXCELSIOR BUYOUT INVESTORS, LLC
                                  (the "Fund")
                               225 HIGH RIDGE ROAD
                           STAMFORD, CONNECTICUT 06905

                                                                February 8, 2007

Dear Member,


         Enclosed is a notice and a proxy statement concerning a special meeting (the "Meeting") of members ("Members") of the Fund to be held on March 15, 2007. The proposals to be discussed at the Meeting are very important. The matters you are being asked to vote on are: (1) approval of a new investment advisory agreement for the Fund with UST Advisers, Inc., the Fund's investment adviser ("USTA" or the "Adviser"), and (2) approval of the election of the four current members of the Fund's Board of Managers. The first proposal is required because, on November 20, 2006, The Charles Schwab Corporation ("Schwab") announced an agreement to sell U.S. Trust Corporation ("U.S. Trust"), a wholly-owned subsidiary of Schwab, to The Bank of America Corporation ("Bank of America") (the "Sale"). The Sale of U.S. Trust includes all of U.S. Trust's subsidiaries, including USTA. Under applicable law, the Sale will result in the assignment, and therefore the termination, of the investment advisory agreement between the Fund and USTA. As a result, in order to enable USTA to continue to provide investment advisory services to the Fund, the Board of Managers of the Fund has approved, and is asking the Members to approve, a new investment advisory agreement between the Fund and USTA. The new advisory agreement is identical in all material respects to the existing advisory agreement. The proposals are described more fully in the enclosed proxy statement.

         If you were a Member of record as of the close of business on January 12, 2007, you are entitled to vote at the Meeting and any adjournments of the Meeting. While you are of course welcome to attend the Meeting, you may also cast your vote by filling out and signing the enclosed proxy card. Your vote is extremely important. If we do not receive enough votes for a quorum, we will have to send additional mailings or re-solicit Members, which can be very costly and time consuming. You may receive a reminder call to return your proxy from a representative of the Fund or the Adviser or its affiliates. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You can also use the Internet if you want to vote electronically or vote by using your touch-tone telephone. Please see your proxy card for more information and instructions on how to vote. If you do vote electronically or by phone, you do not need to mail your proxy card. However, if you want to later change your vote, you may do so by attending the Meeting, by submitting a new proxy card, or submitting a new vote by touch-tone telephone or the Internet.

         Thank you for your cooperation in voting on this important proposal. If you have questions, please call us at (203) 352-4497.

Sincerely,

/s/ Lee A. Gardella                                 /s/ David R. Bailin
-------------------                                 -------------------
Lee A. Gardella                                     David R. Bailin
President and Co-Chief Executive Officer            Co-Chief Executive Officer

                         EXCELSIOR BUYOUT INVESTORS, LLC
                                  (the "Fund")


                      NOTICE OF SPECIAL MEETING OF MEMBERS
                                 March 15, 2007

--------------------------------------------------------------------------------
                                                             225 High Ridge Road
                                                    Stamford, Connecticut  06905
                                                                  (203) 352-4497
--------------------------------------------------------------------------------
A Special Meeting of Members of the Fund will be held at 10:30 a.m. on March 15, 2007, at the offices of the Fund at 225 High Ridge Road, Stamford, Connecticut 06905, for the following purposes, all of which are more fully described in the accompanying Proxy Statement.

1. To approve the new Investment Advisory Agreement between the Fund and UST Advisers, Inc.

2. To elect four members to the Board of Managers of the Fund.

3. To transact such other business as may properly come before the meeting and any adjourned session of the meeting.

Only members of record at the close of business on January 12, 2007, are entitled to notice of, and to vote at, the meeting and any adjourned session.

                                   By Order of the Board of Managers of the Fund



                                   /s/ Lee A. Gardella
                                   President

                                   February 8, 2007

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT WITHOUT REGARD TO THE NUMBER OF UNITS YOU OWN ON THE RECORD DATE. ALTHOUGH YOU ARE INVITED TO ATTEND THE MEETING AND VOTE YOUR UNITS IN PERSON, IF YOU ARE UNABLE TO ATTEND, YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR OVER THE INTERNET OR BY TOUCH-TONE TELEPHONE. IN ORDER TO VOTE BY MAIL, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO VOTE BY TOUCH-TONE TELEPHONE OR OVER THE INTERNET, FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.


IF, AFTER VOTING, YOU LATER DECIDE TO CHANGE YOUR VOTE , YOU MAY DO SO BY ATTENDING THE MEETING, INCLUDING ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, REVOKING YOUR PROXY AND VOTING YOUR UNITS IN PERSON, OR BY SUBMITTING A NEW VOTE BY PROXY, VIA THE INTERNET OR BY TOUCH-TONE TELEPHONE. YOUR SUBSEQUENT VOTE WILL SUPERSEDE ANY VOTE YOU PREVIOUSLY MADE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                         EXCELSIOR BUYOUT INVESTORS, LLC
                                  (the "Fund")
                               225 High Ridge Road
                           Stamford, Connecticut 06905

                                 PROXY STATEMENT

             SPECIAL MEETING OF MEMBERS TO BE HELD ON MARCH 15, 2007

OVERVIEW

         Although we recommend that you read the entire Proxy Statement, for your convenience we have provided a brief overview of the proposals. This overview is provided below and is qualified in its entirety by the more complete description contained in this Proxy Statement.

         What is this Document and Why Have I Received It?
         ------------------------------------------------

         This document is a Proxy Statement ("Statement") and it is being furnished to you, as a member ("Member") of the Fund, in connection with the solicitation of proxies by the Board of Managers (the "Board") of the Fund, for use at a Special Meeting of Members to be held at the offices of the Fund at 225 High Ridge Road, Stamford, Connecticut 06905, on March 15, 2007, at 10:30 a.m. and at any adjournments or postponements thereof (the "Meeting"). This Statement contains information that Members should consider before voting on the proposals to be presented at the Meeting.

         What are the Proposals to be Considered at the Meeting?
         ------------------------------------------------------

         At the Meeting, Members will be asked to (1) approve a new investment advisory agreement for the Fund with UST Advisers, Inc., the Fund's investment adviser ("USTA" or the "Adviser"), and (2) approve the election of the four current Managers to the Fund's Board. Approval of a new investment advisory agreement for the Fund is required because on November 20, 2006, The Charles Schwab Corporation ("Schwab") announced an agreement to sell U.S. Trust Corporation ("U.S. Trust"), a wholly-owned subsidiary of Schwab, to The Bank of America Corporation ("Bank of America") (the "Sale"). The Sale is subject to Federal Reserve Board and other regulatory approvals, as well as in the case of Bank of America's obligation to complete the Sale, the approval of a new investment advisory agreement for the Fund with USTA. The Sale of U.S. Trust includes all of U.S. Trust's subsidiaries, including USTA. Under Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), the change in ownership of U.S. Trust would result in the assignment and automatic termination of the investment advisory agreement between the Fund and USTA. As a result, in order to enable USTA to continue to provide investment advisory services to the Fund, should the Sale be consummated, the Board has approved, and is asking the Members to approve, a new investment advisory agreement between the Fund and USTA ("New Agreement"). The New Agreement is identical in all material respects to the current investment advisory agreement and the level of the investment advisory fee will not change. The Board has also determined that it would be appropriate at this time to present the Members of the Fund with the opportunity to vote on the election of the current Managers.

         How will the Sale of U.S. Trust, including USTA, by Schwab to Bank of
         ---------------------------------------------------------------------
America affect the Fund?
------------------------

         In approving the New Agreement, the Board received representations from the Adviser and Bank of America that no material adverse impact on the daily operations of the Fund or the nature or quality of the investment advisory activities provided to the Fund by USTA is expected to arise as a result of being affiliated with Bank of America. Although the ownership of USTA will change upon completion of the Sale, the Board was advised that the Adviser and the Bank of America did not anticipate any changes to the investment personnel responsible for managing the Fund's portfolio.

         How Is This Solicitation Being Made?
         -----------------------------------

         This solicitation is being made primarily by the mailing of this Statement and the materials accompanying it. Supplemental solicitations may be made by mail or telephone by officers and representatives of the Fund, the Adviser or its affiliates, who will receive no extra compensation for their services. The expenses in connection with the Meeting, in preparing and mailing this Statement and the material accompanying it and in any solicitation of proxies for the Meeting, will be paid by the Adviser. The Adviser has retained ADP, a third party solicitor, to solicit proxies from Members. ADP may solicit proxies in person, by Internet or by telephone. The Adviser expects to pay approximately $2,536 to ADP in connection with the solicitation.. This Statement and the accompanying Proxy are first being sent to Members on or about February 8, 2007.

         Where Can I Get More Information About the Fund?
         -----------------------------------------------

         Additional information about the Fund is available in the Offering Document (the "Prospectus") for the Fund dated June 8, 2004, and the Fund's most recent annual and semi-annual reports to Members. These documents are available upon request and without charge by calling (203) 352-4497, or by mail by writing Excelsior Buyout Investors, LLC, 225 High Ridge Road, Stamford, Connecticut 06905. All of these documents are also on file with the Securities and Exchange Commission (the "SEC"). You may view or obtain these documents from the SEC (i) in person: at the SEC's Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 (duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

         What Happens if the New Agreement is not Approved?
         -------------------------------------------------

         In the event the New Agreement is not approved and the Sale is completed, the Board will promptly consider what appropriate action to take in the best interests of the Fund and its Members. Such action may include, but is not limited to, seeking a new investment adviser, other than USTA, subject to any required approval by the Members, or liquidating the Fund. If the New Agreement is not approved and the Sale is not consummated, USTA will continue to serve as investment adviser to the Fund under the current investment advisory agreement. If the New Agreement is approved by Members but the Sale is not consummated, USTA will serve as investment adviser under the New Agreement, which would become effective upon the later of Member approval or termination of the stock purchase agreement between Schwab and Bank of America (the "Purchase Agreement").

         A more detailed description of the proposals to be considered at the Meeting follows below.

GENERAL MATTERS

         The Fund has issued common equity interests ("Units") to its Members. As of the close of business on January 12, 2007 (the "Record Date"), the Fund had issued 64,015 Units, each whole Unit being entitled to one vote and each fraction of a Unit being entitled to a proportionate fraction of a vote. Only Members of record as of the Record Date are entitled to vote at the Meeting. Any Member may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written notification of such revocation, which must be signed, include the Member's name and account number, be addressed to the Secretary of the Fund at its principal executive office, 225 High Ridge Road, Stamford, Connecticut 06905, and be received prior to the Meeting to be effective, (ii) voting another proxy at a later date if received prior to the Meeting, or (iii) personally casting his or her vote at the Meeting. If the Fund receives votes by telephone or over the Internet, it will use procedures reasonably designed to authenticate Members' identities, to allow Members to authorize the voting of their Units in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or over the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

         Units represented by duly executed proxies and not revoked will be voted at the Meeting in accordance with the instructions given. If no instructions are specified on the proxy, the proxy will be voted FOR the matters specified on the proxy and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting.

         More than 50% of the outstanding Units of the Fund entitled to vote at the Meeting must be present in person or by proxy at the Meeting in order for a quorum to be constituted. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes (as described below) to approve the proposals are not received, the person or persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. When voting on a proposal to adjourn the Meeting, the proxy agent will consider whatever factors he or she deems relevant, which factors may include: the nature of the proposal to be adjourned, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to members in connection therewith. For purposes of determining the presence of a quorum and counting votes on the matter presented, Units represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Since these Units will be counted as present, but not as voting in favor of the proposal, such abstentions and "broker non-votes" will have the same effect as if they had been cast against that proposal. "Broker non-votes" are interests in Units held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the Units will be voted.

         As of the Record Date, USTA or its affiliates did not possess voting power with respect to any of the outstanding Units of the Fund.

         The purpose of the Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the Meeting and any adjournments thereof. Members will also be asked to vote on such other business as may properly come before the Meeting.

PROPOSAL 1.  APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

Reason for the Proposal and Recommendations of the Board
--------------------------------------------------------

         On November 20, 2006, Schwab announced an agreement to sell U.S. Trust, a wholly-owned subsidiary of Schwab, to Bank of America. The Sale of U.S. Trust includes all of U.S. Trust's subsidiaries, including USTA. Under Section 15 of the 1940 Act, the change in ownership of U.S. Trust would result in the assignment and automatic termination of the investment advisory agreement between the Fund and USTA. As a result, in order to enable USTA to continue to provide investment advisory services to the Fund, should the Sale be consummated, the Board has approved, and is asking the Members to approve, a new investment advisory agreement between the Fund and USTA. The New Agreement is identical to the current investment advisory agreement and the level of the investment advisory fee will not change.

         The Board has carefully considered the matter, and has concluded that it is in the best interest of the Fund and the Members to enter into the New Agreement so that USTA can continue to provide investment advice to the Fund on the same terms as are now in effect. The Sale is expected to be consummated in the third quarter of 2007, but could occur later depending upon regulatory approvals and satisfaction of other conditions and is subject to continued negotiation by Bank of America and Schwab (the "Closing Date"). Members of the Fund are not being asked to vote on the Sale. If the New Agreement is approved by Members and the Sale is consummated, the New Agreement will take effect on the Closing Date. If the New Agreement is approved by Members but the Sale is not consummated, USTA will serve as investment adviser under the New Agreement, which would become effective upon the later of Member approval or termination of the Purchase Agreement. In the event the New Agreement is not approved and the Sale is consummated, the Board will promptly consider what appropriate action to take in the best interests of the Fund and its Members. Such action may include, but is not limited to, seeking a new investment adviser, other than USTA, subject to any required approval by the Members or liquidating the Fund. If the New Agreement is not approved and the Sale is not consummated, USTA will continue to serve as investment adviser to the Fund under the current investment advisory agreement.

      The Managers, including a majority of the disinterested Managers, Unanimously Recommend that Members Vote "FOR" Proposal 1.

Required Vote
-------------

         The approval of the New Agreement requires the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined by the 1940 Act) of the Fund, which means the lesser of (a) the holders of 67% or more of the Units of the Fund present at the Meeting if the holders of more than 50% of the outstanding Units of the Fund are present in person or by proxy or (b) more than 50% of the outstanding Units of the Fund. This voting requirement is referred to as a "majority of the outstanding shares."

Information About Bank of America
---------------------------------

         Bank of America is a financial services holding company organized as a Delaware corporation. Bank of America provides a diverse range of financial services and products. Bank of America, headquartered in Charlotte, North Carolina, operates in 29 states and the District of Columbia and has offices located in 150 foreign countries. Bank of America provides a diversified range of banking and certain nonbanking financial services and products both domestically and internationally through five business segments, one of which is Global Wealth & Investment Management ("GWIM"). The GWIM division provides investment, fiduciary and comprehensive banking and credit expertise to individual and institutional clients located across the United States and throughout the world. As of December 31, 2006 GWIM's assets under management were approximately $542.9 billion.

Description of the New Agreement
--------------------------------

         The New Agreement is identical in all material respects to the current investment advisory agreement, except for the dates of execution and termination of the New Agreement. The current investment advisory agreement is dated May 8, 2003 and has not been submitted to Members since its approval on May 8, 2003. Appendix A to this Statement contains the form of the New Agreement. The next several paragraphs briefly summarize some important provisions of the New Agreement, but for a complete understanding of the contract you should read Appendix A. Unless indicated otherwise, these provisions are identical in all material respects for both the current agreement and the New Agreement.

         The New Agreement provides that USTA, under the Board's general control and supervision, will manage the Fund's assets in accordance with the Fund's investment objective and policies. For its services USTA is entitled to (i) an advisory fee at the annual rate of 1% of the net asset value of the Fund (determined and payable as of the end of each quarter) and (ii) distributions from the Fund in accordance with the provisions of Section 8.2 of the Fund's Operating Agreement (the "Operating Agreement"). Pursuant to an Assignment Agreement dated March 17, 2004, USTA has assigned to Excelsior Buyout Management, LLC, the Fund's managing member (the "Managing Member"), fifty percent (50%) of USTA's rights and interests in and to the distributions payable to USTA in (ii) above. For the fiscal year ended March 31, 2006, USTA received $678,160 in advisory fees and $0 in distributions from the Fund.

         The current investment advisory agreement was most recently approved by the Board, including a majority of the Managers who are not "interested persons" (as defined in the 1940 Act) of the Fund or USTA, on June 21, 2006 (these Managers who are not "interested persons" are referred to below as the "Independent Managers"). The New Agreement was approved by the Board, including a majority of the Independent Managers, at a special meeting held on January 12, 2007.

         The New Agreement provides that it will continue in effect for an initial period of two years effective as of the Closing Date. After that, the New Agreement will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act, and (ii) by vote of a majority of the Independent Managers.

         The New Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, or by a vote of a majority of the Board, on sixty days' written notice to USTA, or by USTA on sixty days' written notice to the Fund, and terminates automatically in the event of its "assignment" as defined in the 1940 Act. The 1940 Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occur (such as the sale of U.S. Trust by Schwab to Bank of America).

         The New Agreement provides that USTA will not be liable to the Fund or its Members, except for liability arising from USTA's willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement or by reason of USTA's reckless disregard of its obligations and duties under the agreement.

Basis for the Board's Recommendation
------------------------------------

         The New Agreement was unanimously approved by the Board and by the Independent Managers at a meeting held on January 12, 2007. In making its determination to approve the New Agreement and to recommend its approval by Members, the Board considered all information it deemed reasonably necessary to evaluate the terms of the New Agreement and the ability of the Adviser to continue after the Sale to provide services to the Fund of the same scope and quality as are now provided. The Independent Managers reviewed materials furnished by the Adviser, including information regarding the Adviser, its affiliates and personnel, operations and financial condition, and information regarding Bank of America. At the meeting, the Board also met with representatives of the Adviser and with representatives of Bank of America and discussed various matters relating to: the operations of the Fund and the Adviser; the commitment of Bank of America to support the Adviser's business and operations; and Bank of America's plans with respect to the management and offering of alternative investment products, including the Fund. Representatives of Bank of America assured the Board that Bank of America does not anticipate that there will be any reduction or significant adverse change in the scope, nature or quality of the investment advisory or other services provided to the Fund by the Adviser under the New Agreement. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Agreement. They stated that no departures of personnel of the Adviser material to the Fund's operations are anticipated and that Bank of America's intention is to utilize the strengths and personnel of both organizations to develop a cohesive team. The Board was also advised that the Adviser will continue to provide investment advice with no material changes in operating conditions and, in particular, that the Sale will not adversely affect the ability of the Adviser to fulfill its obligations to the Fund. The representatives of Bank of America also noted that the Sale is being viewed by Bank of America as an opportunity to enhance Bank of America's offerings of alternative investment funds. Additionally, the Board was assured that Schwab and Bank of America intend to comply with the "safe harbor" provisions afforded by Section 15(f) of the 1940 Act.

         The Board also received representations from Bank of America that under the Purchase Agreement, the Bank of America would agree to use its reasonable best efforts to ensure that it complies with the requirements of Section 15(f) of the 1940 Act. In this regard, the Board reviewed the requirements of Section 15(f) with its counsel. Section 15(f) provides a safe harbor for an investment adviser or its affiliates to receive benefit or compensation in connection with a change of control of the investment adviser (such as Bank of America's acquisition of U.S. Trust) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of a board of any registered investment company with an investment adviser subject to such a change of control must consist of persons who are not "interested persons," as defined in the 1940 Act, of the predecessor or successor investment adviser. Second, that no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. The Board was advised by its counsel that "unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company other than bona fide compensation as principal underwriter of such investment company. The Managers considered that the Fund is in compliance with the 75% board composition requirement of Section 15(f). Bank of America has agreed with Schwab to use reasonable best efforts, to the extent within its control or that of its affiliates, to comply with Section 15(f) of the 1940 Act. Specifically, Bank of America has agreed with Schwab to use reasonable best efforts to assure that (1) no more than 25% of the Board of the Fund are "interested persons" of Bank of America or USTA for a period of not less than three years after the Closing Date and (2) for a period of not less than two years after the Closing Date not to impose an "unfair burden" (within the meaning of Section 15(f) of the 1940 Act) on the Fund as a result of the transactions contemplated by the Sale.

         The Board considered all of these matters in executive session with their independent legal counsel. At the conclusion of executive session, the Board unanimously approved and recommended to Members for their approval, the New Agreement. Both in connection with the meeting specifically dedicated to the approval of the New Agreement and at other meetings during the course of the year, the Board received written materials and presentations relevant to their considerations of the New Agreement. In evaluating the New Agreement, the Managers relied upon their knowledge resulting from their meetings throughout the year of USTA, its services and personnel and the Fund. At the meeting, the Managers also considered USTA's oral presentations and discussed the information that had been provided. In connection with their deliberations, the Managers were assisted by their independent legal counsel regarding their responsibilities under applicable law. In determining whether to approve the New Agreement, the Managers considered the following information:

         1) The nature, extent and quality of services provided by the Adviser.

                  The Managers reviewed in detail the nature and extent of the services provided by the Adviser under the current advisory agreement and the quality of those services. The Managers noted that these services included managing the investment program of the Fund as well as the provision of general corporate services. The Managers also discussed the structure and capabilities of the Adviser, including technology and operational support, which support the services provided to the Fund and considered the impact of the Sale on these matters. The Managers agreed that the Fund benefits from these services, and assessed the nature, scope and quality of services provided to the Fund by the Adviser as indicated by the materials and information supplied to the Managers. The Managers also considered the Adviser's research and portfolio management capabilities, as well as the Adviser's extensive administrative and compliance infrastructure. The Managers also discussed the biographies of key personnel of the Adviser, as well as the financial information and other information provided regarding the Adviser in the materials supplied to the Managers. The Managers also considered that the Adviser, at its own expense, had entered into an investment monitoring agreement with AIG PEP III Partnership GP, LLC ("AIG") pursuant to which AIG monitored the Fund's portfolio investments and that the Adviser supervises AIG in the provision of these services. The Managers considered that the Adviser paid for all compensation of officers of the Fund that were affiliated with the Adviser. The Managers also focused on the Adviser's knowledge of the private equity investments contained in the Fund's portfolio and on its expertise and reputation in this market segment. The Managers evaluated these factors based on their direct experience with the Adviser and in consultation with Fund counsel and counsel to the Independent Managers. The Managers concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser under the Fund's current advisory agreement with USTA had been high. The Managers also considered the information provided by the Bank of America and U.S. Trust as to the impact of the Sale on all of these matters and the representations of the Bank of America that no adverse material impact on the daily operations of the Fund or the nature or quality of the investment advisory activities provided to the Fund by USTA is expected to arise as a result of being affiliated with Bank of America. The Board also considered the general reputation and financial resources of Bank of America.

         2) The performance of the Fund and the Adviser.

                  The Managers reviewed the performance of the Fund since its inception. The Managers also reviewed the valuations of the buyout funds contained in the Fund's portfolio and concluded that those investments had appreciated significantly from their original cost basis. Because the Fund is a closed-end fund of funds investing in buyout focused funds, the Managers determined that there was no relevant peer group performance analysis available. The Managers reviewed the Fund's internal rate of return since inception and considered the Fund's history of making cash distribution to its unit holders. The Managers noted that, on a cumulative basis, the Fund had already made significant distributions to its Members. The Managers concluded that the Fund's performance, and the performance of the Adviser in achieving that performance, was excellent. In connection with their assessment of the performance of the Adviser, the Managers considered the Adviser's financial condition and whether it will have the resources necessary to carry out its functions under the New Agreement. In this regard, the Managers reviewed the various financial statements of the Adviser and U.S. Trust and concluded that the Adviser has the financial resources necessary to continue to perform its obligations to the Fund. The Managers also considered the financial resources of the Bank of America and concluded that the Bank of America also had the financial resources necessary to enable USTA to perform its obligations under the New Agreement and to continue after the Closing Date to provide the high quality services that it has provided to the Fund.

         3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

                  In connection with the Managers' consideration of the level of the advisory fee, the Managers considered a number of factors. First, the Managers compared the level of the advisory fee against the fee charged by other private equity fund of funds. In performing this analysis, the Managers took into account that there was no recognized broad-based industry database for comparative fees of private equity fund of funds. Instead, the Managers relied on their own knowledge of the marketplace and reviewed the "State of the Markets" research report on private equity funds of funds issued in 2004 by an independent organization called Asset Alternatives (the "Asset Alternatives Report"). The Managers considered that the Fund's 1% base fee was well within the range of the average and median fees reported in the Asset Alternatives Report. The Managers also considered the carried interest feature of the advisory fee and concluded, based on the Asset Alternatives Report, that the Adviser's 5% carried interest and 8% hurdle rate compared very favorably to other funds and to its sister fund, Excelsior Buyout Partners, LLC ("EBP"), a private fund not required to be registered under the 1940 Act that makes parallel investments to the Fund at the same time and on the same terms. The Managers considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. The Managers noted that, other than EBP, the Fund was the only product of its nature managed by the Adviser and therefore determined that the fee charged by the Adviser to other clients for other advisory services was not relevant. Based on their review of these factors and on their own industry experience, the Managers concluded that the level of advisory fee was reasonable.

                  The Managers also considered the profitability to the Adviser of its relationship with the Fund. In this regard the Managers reviewed a profitability estimate generated by the Adviser for calendar year 2006. The Managers reviewed income received by the Adviser from the advisory fee and expenses borne by the Adviser, including organizational expenses and the investment monitoring fee expense. The Managers also considered accruals for the Adviser's carried interest, noting that realization by the Adviser of any carried interest amount was not yet certain. Even after taking such accruals into account, the Managers concluded that the profitability of the Fund to the Adviser was not excessive.

         4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

                  With respect to the Managers' consideration of economies of scale, the Managers noted that the Fund, as a closed-end fund, is not designed to increase in size. In addition, as a result of its distribution policy, the Fund was structured to progressively decline in size as distributions were made and that the amount of the advisory fee would decrease as the Fund decreased in size. The Managers noted that since the advisory fee was a fixed percentage of the Fund's total assets, the amount of the advisory fee would decrease as the Fund decreased in size. The Managers concluded that for these reasons, considerations as to economies of scale were not relevant to their consideration of the appropriateness of the advisory fee.

         5) Other Factors.

                  In addition, the Managers considered that Bank of America has agreed with Schwab to use reasonable best efforts, to the extent within its control or that of its affiliates, to comply with Section 15(f) of the 1940 Act.

                  In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling. Based on its evaluation of the information and the conclusions with respect thereto at its meetings, the Board, including all of the Independent Managers, unanimously: (a) concluded that the terms of the New Agreement is fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services to be provided by the Adviser to the Fund; and (c) agreed to approve the New Agreement and to recommend the approval of the New Agreement to Members.

Additional Information Regarding USTA, the Fund's Administrator and the Fund's
------------------------------------------------------------------------------
Distributor
-----------

         USTA acts as investment adviser to the Fund. USTA is a wholly-owned subsidiary of United States Trust Company, National Association. United States Trust Company, National Association is a wholly-owned subsidiary of U.S. Trust, which, in turn, is a wholly-owned subsidiary of Schwab. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. On October 31, 2007, USTA had approximately $12.5 billion in aggregate assets under management.

         In addition to the Fund, USTA currently serves as investment adviser to the following registered investment company portfolios, which have investment objectives similar to the Fund. These portfolios, their approximate net assets (as of November 30, 2006), and the annual advisory fees payable by these portfolios to USTA and the fees waived by USTA are as follows:

----------------------------------------------------------------------------------------------------------------------
Name of Investment Company         Approximate Net         Annual Net Advisory Fees         Advisory Fees Waived /
                                       Assets                                               Expenses Reimbursed (if
                                                                                                  applicable)
----------------------------------------------------------------------------------------------------------------------
Excelsior Buyout Investors,         $59,456,620            1% of the net asset value of     None.
LLC                                                        the company.

                                                           An incentive carried interest
                                                           of 5% of all returns above 1)
                                                           all investors' initial
                                                           investments and 2) a
                                                           cumulative preferred annual
                                                           rate of 8% on unreturned
                                                           investments by investors.
----------------------------------------------------------------------------------------------------------------------
Excelsior Venture Partners III,     $75,562,092            1.00% of the Fund's average      None
LLC                                                        quarterly net assets.

                                                           An incentive carried
                                                           interest of 20% of
                                                           the Fund's realized
                                                           capital gains on
                                                           direct investments.
----------------------------------------------------------------------------------------------------------------------
Excelsior Venture Investors III,    $47,999,370            0.1% annually of Fund net        None
LLC                                                        assets that are not
                                                           represented by the Fund's
                                                           investment in Excelsior
                                                           Venture Partners III, LLC.

                                                           An incentive carried
                                                           interest of the
                                                           Fund's 20% of
                                                           realized capital
                                                           gains on direct
                                                           investments.
----------------------------------------------------------------------------------------------------------------------
Excelsior Private Equity Fund II,   $49,229,604            1.50% of the Fund's net assets   Operating expenses over
Inc.                                                       that are invested or committed   0.25% of the Fund's net
                                                           to be invested in private        assets (excluding the
                                                           equity or venture capital        management/advisory
                                                           investments and 0.50% of the     fee), are waived or
                                                           Fund's net assets that are       reimbursed by the
                                                           invested in short-term           adviser.
                                                           investments.

                                                           An incentive carried
                                                           interest of 20% of
                                                           realized capital
                                                           gains on direct
                                                           investments.
----------------------------------------------------------------------------------------------------------------------
John Hancock Funds II Value and     $329,240,000           0.375% on first $500 million     None
Restructuring Fund                                         of aggregate net assets

                                                           0.350% on assets between $500
                                                           million and $1 billion of
                                                           aggregate net assets

                                                           0.325% on excess over $1
                                                           billion of aggregate net assets
----------------------------------------------------------------------------------------------------------------------
John Hancock Trust Value and        $325,306,000           0.375% on first $500 million     None
Restructuring Fund                                         of aggregate net assets

                                                           0.350% on assets between $500
                                                           million and $1 billion of
                                                           aggregate net assets

                                                           0.325% on excess over $1
                                                           billion of aggregate net assets
----------------------------------------------------------------------------------------------------------------------
Excelsior Funds, Inc. - Value and   $7,707,382,624         0.60% of the average daily net   Total Annual Fund
Restructuring Fund                                         assets of the Fund               Operating Expenses are
                                                                                            capped at 0.89% for
                                                                                            Institutional Shares, 1.14%
                                                                                            for Shares, and 1.64% for
                                                                                            Retirement Shares.
----------------------------------------------------------------------------------------------------------------------
Excelsior Funds, Inc. - Small Cap   $661,264,337           0.75% of the average daily net   Total Annual Fund
Fund                                                       assets of the Fund               Operating Expenses are

----------------------------------------------------------------------------------------------------------------------
                                                                                            capped at 1.25% for
                                                                                            Shares and 1.75% for
                                                                                            Retirement Shares.
----------------------------------------------------------------------------------------------------------------------
Excelsior Funds, Inc. - Emerging    $1,083,401,936         1.25% of the average daily       Total Annual Fund
Markets Fund                                               net assets of the Fund           Operating Expenses are
                                                                                            capped at 1.60% for
                                                                                            Institutional Shares and
                                                                                            1.85% for Shares.
----------------------------------------------------------------------------------------------------------------------

         USTA's principal executive officers and directors and their addresses and principal occupations are shown below.

----------------------------------------------------------------------------------------------------------------------
Name                                     Address                                Principal Occupation
----------------------------------------------------------------------------------------------------------------------
Robert F. Aufenanger                     225 High Ridge Road                    President and Director
                                         Stamford, CT  06905
----------------------------------------------------------------------------------------------------------------------
Jeffrey Osmun                            225 High Ridge Road                    Director
                                         Stamford, CT  06905
----------------------------------------------------------------------------------------------------------------------
Nicola Knight                            114 W. 47th Street                     Chief Legal Officer
                                         New York, New York 10036
----------------------------------------------------------------------------------------------------------------------
Mary Martinez                            114 W. 47th Street                     Director
                                         New York, New York 10036
----------------------------------------------------------------------------------------------------------------------
Ralph A. Pastore                         225 High Ridge Road                    Treasurer And Chief Financial Officer
                                         Stamford, CT  06905
---------------------------------------- -------------------------------------- --------------------------------------

         The following persons are officers of the Fund and USTA or United States Trust Company, National Association, but are not directors and/or principal executive officers of USTA, and may be deemed to have a material direct or indirect interest (by virtue of ownership of securities or otherwise) in USTA or any control person of USTA: Lee A. Gardella, David R. Bailin, Raghav Nandagopal, Ben Tanen, Peter L. Tsirigotis, Hiam Arfa and Joan Hoffman.

         PFPC Inc., which is located at 103 Bellevue Parkway, Wilmington, Delaware, 19809, serves as the Fund's administrator. Charles Schwab & Co., Inc., which is located at 101 Montgomery Street, San Francisco, California 94104, served as the principal underwriter for the Units of the Fund. The Fund no longer offers its Units to the public and its distribution agreement with Charles Schwab & Co., Inc. has terminated.

PROPOSAL 2.  ELECTION OF MANAGERS

         At the Meeting, it is proposed that four Managers be elected to the Board of the Fund to hold office until their successors are duly elected and qualified. Members are being asked to elect David R. Bailin, Virginia G. Breen, Jonathan B. Bulkeley, and Thomas F. McDevitt, as Managers of the Fund (each, a "Nominee" and, collectively, the "Nominees"). All Nominees are currently Managers of the Fund and have been nominated for re-election.

         On January 12, 2007, the Board's Nominating Committee met and considered the nomination of the disinterested Nominees. Based on the Nominating Committee's review and evaluation of each disinterested Nominees' experience and qualifications, the Committee nominated the disinterested Nominees to be presented to the Board to continue to serve as disinterested Managers of the Fund. The full Board then met and approved the nomination of the disinterested Nominees, and also approved the nomination of David R. Bailin, the sole interested Nominee, and recommended to Members that they approve the Nominees as Managers of the Fund.

         If approved by Members at the Meeting, the Nominees will continue to serve as members of the Board of Managers of the Fund. Ms. Breen and Messrs. Bulkeley and McDevitt were previously elected to the Board by a vote of the sole Member on May 8, 2003.

         Each Nominee has consented to being named in this Proxy Statement and serving as a Manager if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected.

The Managers, including a majority of the disinterested Managers, Unanimously
                 Recommend that Members Vote "FOR" Proposal 2.

         The business and affairs of the Fund are managed under the direction of its Board of Managers. The table below provides basic information about each Nominee. The mailing address for each Nominee is Excelsior Buyout Investors, LLC, 225 High Ridge Road, Stamford, CT 06905.

                                                                              Number of
                                                                             Funds in the
                                        Term of                                 Fund
                                      Office and    Principal Occupation     Complex(*) to
                      Position(s)      Length of    During the Past Five     be Overseen       Other Directorships Held
    Name and Age     with the Fund    Time Served           Years            by Nominee                by Nominee
------------------  ---------------  ------------- ----------------------   ----------------  --------------------------


NOMINEES FOR RE-ELECTION AS INDEPENDENT MANAGERS

Virginia Breen (42)   Manager         Term -        Partner, Blue Rock         4 (four)        CMGI, Inc.; Asset
                                      Indefinite;   (8/95 to present).                         International, Inc.;
                                      Length -                                                 Ranch Networks, Inc.
                                      since May
                                      2003

Jonathan B.           Manager         Term -        CEO of Scanbury, a         4 (four)        The Readers Digest
Bulkeley (46)                         Indefinite;   wireless software                          Association Inc. and
                                      Length -      company (2/06 to                           Spark Networks PLC.
                                      since May     present); Managing
                                      2003          Partner of Achilles
                                                    Partners (10/01 to 3/06);
                                                    Non-Executive Chairman of
                                                    QXL Ricardo, PLC (2/98 to
                                                    2/05).

Thomas F. McDevitt    Manager         Term -        Managing Partner,          4 (four)                N/A
(50)                                  Indefinite;   Edgewood Capital
                                      Length -      Partners (5/02 to
                                      since May     present); Managing
                                      2003          Director, Societe
                                                    Generale (6/98 to
                                                    3/02).

NOMINEE FOR RE-ELECTION AS INTERESTED MANAGER


David R. Bailin (47)  Manager and     Term -        Managing Director and      4 (four)                N/A
                      Co-Chief        Indefinite;   Head of Alternative
                      Executive       Length -      Investments Group of
                      Officer         September     USTA (8/06 to
                                      2006          present); Founder,
                                                    Martello Investment
                                                    Management LLC (2002
                                                    to 2006); Chief
                                                    Operating Officer and
                                                    Partner, Violy,
                                                    Byorum and Partners,
                                                    LLC (2000 to 2002).

(*) The "Fund Complex" consists of the Fund, Excelsior Absolute Return Fund of Funds, LLC, Excelsior Absolute Return Fund of Fund Master Fund, LLC and Excelsior LaSalle Property Fund, Inc.
--------------------------------------------------------------------------------


Other Information about the Board and Its Committees
----------------------------------------------------

         Meetings and Committees of the Board. For the fiscal year ended March 31, 2006, the Board held five meetings. The Fund does not have a policy with respect to the Managers' attendance at Member meetings. None of the Managers attended fewer than 75% of the aggregate amount of meetings of the Board and Board committees for which they were eligible to attend.

         The Fund has a standing Audit Committee, consisting of Ms. Breen and Messrs. Bulkeley and McDevitt, each of whom is an Independent Manager, that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Adviser and certain control persons of the Adviser. The Audit Committee also meets with the Fund's independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. For the fiscal year ended, March 31, 2006, the Audit Committee held four meetings. A copy of the charter of the Audit Committee as adopted is attached hereto as Appendix B.

         The Audit Committee has reviewed and discussed the audited financial statements with management and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) with the independent auditors. The Audit Committee has received written disclosures and a letter from the independent accountants as required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountants' independence. Based on the foregoing, the Audit Committee recommended to the Board of Managers that the audited financial statements be included in the Company's Annual Report on Form N-CSR for the fiscal year ended March 31, 2006. The Audit Committee has considered whether the provision of non-audit services by Deloitte & Touche LLP ("D&T") is compatible with maintaining D&T's independence.

         The Fund has a standing Nominating Committee currently consisting of Ms. Breen and Messrs. Bulkeley and McDevitt, each of whom is an Independent Manager. The Nominating Committee is responsible for evaluating, selecting and nominating independent candidates for election to the Board in the event a position is vacated or created. The Nominating Committee meets as necessary. There were no Nominating Committee meetings for the fiscal year ended March 31, 2006.

         The Nominating Committee has not adopted a charter. The Nominating Committee does not currently have a policy to review shareholder recommendations for nominations to fill vacancies on the Board, but will consider such nominations if required by law to do so. Shareholders who wish to recommend a nominee must send recommendations in writing and address such recommendation to the Nominating Committee c/o the Secretary, 225 High Ridge Road, Stamford, CT 06905. The Nominating Committee has not established specific, minimum qualifications that must be met before candidates may be considered for Board membership.

         The Funds do not have a standing compensation committee.

         Compensation of Managers and Officers. Each Independent Manager receives $2,000 per meeting attended and $5,000 annually for their services. The chairperson receives an additional $500 per meeting and an additional $1,000 annually. The audit committee members receive $750 per meeting attended and the audit committee chairperson receives an additional $500 annually. All Independent Managers may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Managers. The Interested Manager and Officers do not receive compensation from the Fund.

         The chart below provides information about the total compensation accrued and payable to the Independent Managers, by the Fund and the Fund Complex, for the Fund's most recently completed fiscal year.

                                                                                                Total
                                                    Pension or                               Compensation
                                                    Retirement                              from Fund and
                                Total         Benefits Accrued as      Estimated Annual      Fund Complex
                            Compensation           Part of Fund         Benefits Upon          Paid to
Name of Manager              from Fund               Expenses             Retirement          Managers*
-----------------          ---------------     ---------------------  ------------------    --------------

Independent Managers
Virginia Breen                 $23,500          $0                   $0                      $57,250 (4)
Jonathan B. Bulkeley           $22,000          $0                   $0                      $52,500 (4)
Thomas F. McDevitt             $22,000          $0                   $0                      $54,750 (4)
Interested Manager
David R. Bailin                $0               $0                   $0                      $0


     * The total compensation paid to such persons by the Fund and Fund Complex for the calendar year ended
     December 31, 2006. The parenthetical number represents the number of investment companies (including the
     Fund) from which such person receives compensation.


         Ownership of Fund Units. The table below shows the dollar range of equity securities beneficially owned by each Nominee, as of the Record Date, in all registered investment companies overseen (or to be overseen) by such Nominee in the U.S. Trust "family of investment companies."


                                                                                               Aggregate Dollar Range of
                                                                                                    Equity Securities
                                                                                                in all Funds Overseen by
                                                         Dollar Range of Equity                     Nominee in Family
            Name of Nominee                             Securities for the Fund                  of Investment Companies
       --------------------------                     ---------------------------              ---------------------------
Interested Manager:
David R. Bailin                                                   None                                    None

Independent Managers:
Virginia G. Breen                                                 None                                    None
Jonathan B. Bulkeley                                              None                                    None
Thomas F. McDevitt                                                None                                    None



                             ADDITIONAL INFORMATION
                    REGARDING EXCELSIOR BUYOUT INVESTORS, LLC

         Information Concerning the Fund's Independent Registered Public Accounting Firm. Until January 29, 2007, Deloitte & Touche LLP ("D&T") was the independent registered public accounting firm for the Fund. D&T conducted annual audits of the Fund's financial statements, assisted in the preparation of the Fund's federal and state income tax returns and the Fund's filings with the SEC, and consulted with the Fund as to matters of accounting and federal and state taxation.

         The Board, including all of the managers who are not "interested persons" of the Fund (as defined in the 1940 Act), selected D&T as the Fund's independent registered public accounting firm at a meeting held on June 21, 2006. Subsequently, the Fund was advised by D&T in a letter received December 11, 2006 that, effective upon the Closing Date, D&T would no longer be able to serve as the Fund's independent registered public accounting firm and provide any attest services to the Fund. In light of this, the Fund requested, received and reviewed a presentation from PricewaterhouseCoopers LLP ("PwC") on January 12, 2007. The Fund's Audit Committee and Board requested that the officers of the Fund continue to work and negotiate with PwC.

         On January 29, 2007 the Board received a letter of resignation from D&T indicating that D&T will no longer serve as the Fund's independent registered public accounting firm. The audit reports of D&T on the Fund's financial statements as of and for the fiscal years ended March 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended March 31, 2006 and 2005 and through the date hereof, there were no disagreements between the Fund and D&T concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreements in connection with its reports; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

         On January 29, 2007, the Fund engaged PwC as the Fund's independent registered public accounting firm for the fiscal year ending March 31, 2007, replacing D&T. This action was taken pursuant to resolutions of the Board, including the Managers who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act, acting on the recommendation of its Audit Committee.

         The Fund did not consult with PwC during its fiscal years ended March 31, 2006 and 2005 on the application of accounting principles to a specified transaction, the type of opinion that might be rendered on the Fund's financial statements, any accounting, auditing or financial reporting issue, or any item that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-K.

         Representatives of PwC and D&T are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

         Since the Fund complies with the provisions of Rule 32a-4 of the 1940 Act, it is not required to submit the selection of its independent registered public accounting firm to Members for ratification. PwC has its offices at 300 Madison Avenue, New York, New York 10017.

         The aggregate fees billed by D&T during the Fund's two most recent fiscal years are presented in the various categories identified below. The aggregate fees billed by D&T during these fiscal years are based on amounts presented to the Audit Committee by D&T in connection with D&T's appointment to conduct the annual audit of the Fund's financial statements.

         Audit Fees. Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by D&T for the audit of the Fund's annual financial statements and services that are normally provided by D&T in connection with statutory and regulatory filings or engagements for those years.

                            3/31/06                 3/31/05
                         ------------           ---------------
                            $62,560                 $50,000

         Audit-Related Fees. D&T did not bill the Fund for audit-related fees in each of the last two fiscal years. With respect to engagements that related directly to the operations or financial reporting of the Fund, D&T did not bill the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund ("Affiliated Service Provider") for audit-related products and services in each of the last two fiscal years.

         Tax Fees. D&T did not bill the Fund for any tax fees in each of the last two fiscal years. With respect to engagements that related directly to the operations or financial reporting of the Fund, D&T did not bill the Adviser or any Affiliated Service Provider for any tax fees in each of the last two fiscal years.

         All Other Fees. Below are the aggregate other fees billed in each of the last two fiscal years by D&T. With respect to engagements that related directly to the operations or financial reporting of the Fund, D&T did not bill the Adviser or any Affiliated Service Provider for products and services in each of the last two fiscal years.

                            3/31/06                 3/31/05
                         ------------           ---------------
                            $388                       $0

         Audit Committee Pre-Approval Policies and Procedures. The Fund's Audit Committee is required to pre-approve (i) all audit and non-audit services performed by D&T for the Fund and (ii) any non-audit services performed by D&T for the Adviser or any Affiliated Service Provider if the services relate directly to the operations and financial reporting of the Fund. The Audit Committee had not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full Audit Committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the Fund's Audit Committee Charter.

         Aggregate Non-Audit Fees. Below are the aggregate non-audit fees billed in each of the last two fiscal years by D&T for services rendered to the Fund, the Adviser and Affiliated Service Providers.

                            3/31/06                 3/31/05
                         ------------           ---------------
                            $754,000                $618,675

         Board Consideration of Non-Audit Services. The Fund's Audit Committee has considered whether their principal accountants' provision of non-audit services that were rendered to the Fund's Adviser, and any Affiliated Service Provider, that were not pre-approved pursuant to paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

         Information About Officers of the Fund. The chart below provides basic information about the Fund's officers, as of December 31, 2006. The mailing address for each officer is Excelsior Buyout Investors, LLC, 225 High Ridge Road, Stamford, CT 06905, except for Mr. Arfa, which is 114 West 47th Street, New York, NY 10036.

                                                Term of Office
                                                     and
                             Position(s) with       Length of                      Principal Occupation
       Name and Age              the Fund          Time Served                  During the Past Five Years
-----------------------     ------------------  ----------------     -----------------------------------------------------
David R. Bailin (47)        Manager and            Term -            Managing Director and Head of Alternative
                            Co-Chief Executive     Indefinite;       Investments Group of USTA (8/06 to present);
                            Officer                Length -          Founder, Martello Investment Management LLC (2002 to
                                                September 2006       2006); Chief Operating Officer and Partner,
                                                                     Violy, Byorum and Partners, LLC (2000 to 2002).
Lee A. Gardella (39)        President and             Term -         Senior Vice President, CTC Consulting, Inc. (1/06 to
                            Co-Chief Executive     Indefinite;       present); Senior Vice President and Portfolio
                            Officer             Length - May 2003    Manager, UST Advisers, Inc. (12/05 to present);
                                                                     Senior Vice President, U.S. Trust (4/06 to present)
                                                                     and U.S. Trust Company, N.A. (3/00 to 3/06); Vice
                                                                     President, U.S. Trust Hedge Fund Management, Inc.
                                                                     (7/04 to present) and Director (5/03 to present).
Robert F. Aufenanger (53)   Chief Financial           Term -         President and Director, UST Advisers, Inc. (12/05 to
                            Officer and            Indefinite;       present); Senior Vice President, Alternative
                            Secretary           Length - May 2003    Investments Division, U.S. Trust (4/06 to present);
                                                                     Senior Vice President, Chief Financial Officer and
                                                                     Treasurer, Alternative Investments Division, U.S.
                                                                     Trust Company, N.A. (4/03 to 3/06); Chief Financial
                                                                     Officer, Treasurer and Director, U.S. Trust Hedge
                                                                     Fund Management, Inc. (7/03 to present); Consultant
                                                                     to private equity funds (1/02 to 3/03); Chief
                                                                     Financial Officer (12/99 to 12/01); prior to U.S.
                                                                     Trust, Mr. Aufenanger worked as a consultant to
                                                                     various clients in the fund industry and prior to
                                                                     this was Chief Financial Officer for Icon Holdings
                                                                     Corp.
Raghav Nanadagopal (44)     Vice President            Term -         Senior Vice President and Portfolio Manager, UST
                                                   Indefinite;       Advisers, Inc. (12/05 to present); Senior Vice
                                                  Length - June      President, U.S. Trust (4/06 to present) and U.S.
                                                      2005           Trust Company, N.A. (3/02 to 3/06); Vice President,
                                                                     U.S. Trust Company, N.A. (2/01 to 2/02).
Benjamin Tanen (30)         Vice President            Term -         Vice President, UST Advisers, Inc. (9/05 to
                                                   Indefinite;       present); Associate and Vice President at Dawntreader
                                                Length - December    Ventures (formerly SoundView Ventures), a venture capital
                                                      2005           firm (2000 to 2005); Associate Analyst at Giga
                                                                     Information Group (now Forrester Research), a technology
                                                                     research and advisory firm (1997 to 1999).
Hiam Arfa (47)(*)           Chief Compliance          Term -         Senior Vice President of United Stated Trust
                                 Officer           Indefinite;       Company, National Association and Chief Compliance
                                                     Length -        Officer of the Excelsior Investment Funds.  Prior to
                                                  September 2006     that, Mr. Arfa served as associate director of
                                                                     compliance for Bear Stearns Asset Management. From
                                                                     August 1998 to November 2004, Mr. Arfa served as vice
                                                                     president of regulatory compliance for JP Morgan Asset
                                                                     Management.

         Manager and Executive Officer Fund Ownership. As of the Record Date, the Fund's Managers and executive officer, as a group, owned less than one percent (1%) of the outstanding Units of the Fund.

         5% Unitholders. No Member of the Fund owns more than 5% of the outstanding Units of the Fund.

         Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 Act (the "1934 Act") and Section 30(h) of the 1940 Act, taken together, require the Managers, beneficial owners of more than 10% of the equity securities of the Fund, the Adviser and officers of the Fund ("Reporting Persons") to file with the Securities and Exchange Commission ("SEC") reports of their ownership and changes in their ownership of the Fund's securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended March 31, 2006 has complied with applicable filing requirements, except that a report on Form 3 filed by Mr. Nandagopal was not timely filed.

------------------
(*) At a subsequent Special Meeting of the Board, Ms. Joan Hoffman was elected Chief Compliance Officer of the Fund, replacing Mr. Hiam Arfa.

         Communications with the Board. Members wishing to submit written communications to the Board should send their communications to the Secretary of the Fund at its principal office. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

         Member Proposals. The Fund does not intend to hold meetings of Members except to the extent such meetings are required under the 1940 Act or state law. Members who wish to submit proposals for inclusion in the proxy statement for a subsequent Member meeting should send their written proposals to the Secretary of the Fund at its principal office within a reasonable time before such meeting.

         Other Matters. The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


            MEMBERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED
                   PROXY CARD AND RETURN IT PROMPTLY. MEMBERS
                 ARE ENCOURAGED TO VOTE THEIR UNITS BY TELEPHONE
                            OR THROUGH THE INTERNET.

                                   APPENDICES

                                   APPENDIX A


                      FORM OF INVESTMENT ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT

                         EXCELSIOR BUYOUT INVESTORS, LLC
                               New York, New York

                                                               _______ __, 2007


UST Advisers, Inc.
225 High Ridge Road
Stamford, Connecticut  06905

Gentlemen:

         We, Excelsior Buyout Investors, LLC (the "Fund") herewith confirm our agreement with you, UST, Advisers, Inc., as follows:

              1. We propose to engage in the business of investing our assets in investments of the type, and in accordance with the limitations, specified in our Certificate of Formation, Limited Liability Company Operating Agreement (the "Operating Agreement") and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Managers. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

              2. (a) We hereby employ you to manage the investment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the investment management services specified below.

                 (b) Subject to the general control of our Board of Managers, you will (a) act in accordance with the Company's Operating Agreement, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Company's assets in accordance with its investment objective and policies as stated in the Company's Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting rights in respect of portfolio investments for the company, and (d) place purchase and sale orders on behalf of the Company for all investments. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment of our assets. In all purchases, sales and other transactions in our portfolio investments you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as the Fund itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

                 (c) You will report to our Board of Managers at each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, federal income tax policies applicable to our investments, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio investments as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio investments, you will comply with the policies set from time to time by our Board of Managers as well as the limitations imposed by our Limited Liability Company Operating Agreement and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

                 (d) You will provide valuations with respect to the investments held by the Company consistent with the Company's valuation policies and procedures as in effect from time to time.

                 (e) It is understood that you may from time to time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

                 (f) You or your affiliates will also furnish us, at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject.

              3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses, (b) federal, state or local taxes, including issue and transfer taxes incurred by or levied on us,
(c) commitment fees and certain insurance premiums, (d) interest charges on borrowings, (e) charges and expenses of our custodian, (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us, (g) recurring and nonrecurring legal and accounting expenses, including those of the bookkeeping agent, (h) telecommunications expenses, (i) the costs of organizing and maintaining our existence as a limited liability company, (j) compensation, including managers' fees, of any of our managers, officers or employees who are not your officers or employees or of your
affiliates,  and  costs  of  other  personnel  providing  clerical,   accounting
supervision and other office services to us as we may request, (k) costs of investor services including, charges and expenses of persons providing confirmations of transactions in our units, periodic statements to investors, and recordkeeping and investors' services, (l) costs of investors' reports, proxy solicitations, and Company meetings, (m) fees and expenses of registering our units under the appropriate federal securities laws and of qualifying such units under applicable state securities laws, including expenses attendant upon the initial registration and qualification of such units and attendant upon renewals of, or amendments to, those registrations and qualifications, (n) expenses of preparing, printing and delivering our prospectus and of printing investor application forms for investor accounts, and (o) payment of the fees and expenses provided for herein, under the Administration Agreement and Distribution Agreement.

              4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder ("Disabling Conduct").

              5. In consideration of the foregoing, (i) we will pay you a fee at the annual rate of 1% of the net asset value of the Fund (your fee will be determined and payable as of the end of each quarter) and (ii) you will receive distributions from the Fund in accordance with the provisions of Section 8.2 of our Operating Agreement.

              6. We will indemnify you, your affiliates and each of their officers, directors, employees, members and agents (each an "Indemnified Person") against, and hold each of them harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) incurred by any of them in connection with or resulting from the actions or inactions of any Indemnified Person in connection with the performance of or under this Agreement not resulting from Disabling Conduct by the respective Indemnified Person. Indemnification shall be made only following:
(i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of Disabling Conduct; or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnified Person was not liable by reason of Disabling Conduct by (a) the vote of a majority of a quorum of Managers of the Fund who are not "interested persons" of UST Advisers, Inc. ("Disinterested Managers") or

(b) independent legal counsel in a written opinion. The Indemnified Person shall be entitled to advances from us for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Limited Liability Company Act. The Indemnified Person shall provide to us a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by us has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to us for its undertaking; (b) we are insured against losses arising by reason of the advance; or (c) a majority of a quorum of Disinterested Managers, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to us at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to Indemnification.

         No provision of this Agreement shall be construed to protect any Indemnified Person from liability in violation of Section 17(h) or (i) of the 1940 Act.

              7. This Agreement will become effective on the date hereof and shall continue in effect until the second anniversary of the effective date of this Agreement, and thereafter for successive twelve-month periods, provided that such continuation is specifically approved at least annually by our Board of Managers or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, and, in either case, by a majority of those of our Managers who are neither party to this Agreement nor, other than by their service as managers of the Fund, interested persons, as defined in the 1940 Act and the rules thereunder, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, or by a vote of a majority of our entire Board of Managers, on sixty days' written notice to you, or by you on sixty days' written notice to us.

              8. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer," "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

              9. This Agreement may be amended only if such amendment is approved, to the extent required by the Investment Company Act, by the vote of a majority of the outstanding voting securities of the Company and by vote of a majority of the Board of Managers who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

              10. All notices and other communications hereunder shall be in writing and sent via U.S. mail or hand delivery or by facsimile sending device or [other electronic media]. Notices, if by U.S. mail or hand delivery, shall be addressed: (a) if to the Investment Adviser, to: UST Advisers, Inc., 225 High Ridge Road, Stamford, Connecticut 06905, Attn: David Bailin or (b) if to the Company, to: Excelsior Buyout Investors, LLC, 225 High Ridge Road, Stamford, Connecticut 06905.

              11. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the choice of law provisions thereof, to the extent that such laws are consistent with the provisions of the 1940 Act and the regulations thereunder.

              12. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees or an officer and/or director of yours, who may also be a manager, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, company, firm, individual or association.

         If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                              Very truly yours,

                                              EXCELSIOR BUYOUT INVESTORS, LLC


                                              By:
                                                  Name:
                                                  Title:



ACCEPTED:  ______ __, 2007

UST ADVISERS, INC.


By:
         -----------------------------------
         Name:
         Title:

                                   Appendix B

                         EXCELSIOR BUYOUT INVESTORS, LLC

                             AUDIT COMMITTEE CHARTER

1. The Audit Committee of the Board of Managers of Excelsior Buyout Investors, LLC, (the "Fund") shall be composed entirely of independent managers, each of whom shall have no relationship to the Fund or its investment adviser (the "Adviser"), administrator or custodian that may interfere with the exercise of his or her independence from management and the Fund. Membership of the Audit Committee shall be determined by the full Board from time to time at its sole discretion.

2. The Audit Committee shall meet at least once a year and is empowered to hold special meetings as circumstances require.

3.   The purposes of the Audit Committee are to:

     (a) assist the Board in its oversight of the Fund's accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

     (b) assist the Board in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     (c) select, oversee and set the compensation of the Fund's independent auditor (the "Auditor") and to act as liaison between the Auditor and the full Board of Managers.

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal controls, and the Auditor's responsibility to plan and carry out the audit in accordance with auditing standards generally accepted in the United States. The Auditor is ultimately responsible to the Board of Managers and the Audit Committee, as representatives of the members of the Fund.

4.   The Auditor shall report directly to the Audit Committee.

5. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a)  Selection of Auditor.

          (i) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend the selection, retention or termination of the Auditor to the full Board and, in connection therewith, shall evaluate the independence of the Auditor, including whether the Auditor provides any consulting, auditing or non-audit services to the Adviser or its affiliates. The Audit Committee shall review the Auditor's specific representations as to its independence.

          (ii) The Audit Committee shall review and approve the fees charged by the Auditor for audit and non-audit services in accordance with the pre-approval requirements set forth in (d) below. The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.

     (b)  Meetings With Auditors.

          The Audit Committee shall meet with the Auditor, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used; (iii) to discuss any matters of concern relating to the Fund's financial statements, including (a) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor; (iv) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and management such as any management letter or schedule of unadjusted differences; (v) to provide the Auditor the opportunity to report all non-audit services provided to any entity in the "investment company complex"(1) that were not pre-approved by the Audit Committee; (vi) in accordance with Statement of Auditing Standards No. 61, as amended, to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers;
          (vii) to review the form of written opinion the Auditor proposes to render to the Board and members of the Fund; and (viii) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

     (c)  Change in Accounting Principles.

          The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.

     (d)  Pre-Approval Requirements.

          (i) Pre-Approval Requirements. Before the Auditor is engaged by the Fund to render audit or non-audit services, either:

               a. The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Fund. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The decisions of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at each of its scheduled meetings; or

               b. The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee's responsibilities to the Adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

          (ii) De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Fund other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5 percent of the total amount of revenues paid by the Fund to the Auditor
------------------
(1) "Investment Company Complex" means the Fund, the Adviser and any entity controlled by, controlling or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Fund or Adviser.

                during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

          (iii) Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to
                (a) the Adviser and (b) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the Auditor's engagement with the Adviser or any such control persons relates directly to the operations and financial reporting of the Fund.

                Application of De Minimis Exception: The De Minimis exception set forth above under Section 5(d)(ii) applies to pre-approvals under this Section (iii) as well, except that the "total amount of revenues" calculation is based on the total amount of revenues paid to the Auditor by the Fund and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

          (iv) The pre-approval requirements set forth above are optional to the extent that any engagement is entered into with the Auditor prior to May 6, 2003 (the effective date of the Securities and Exchange Commission ("SEC") regulations establishing such requirements). (2) Engagements entered into prior to May 6, 2003, are subject to any limitations set forth in the transition and grandfathering provisions in the SEC rules.

     (e) Prohibited Activities of the Auditor. An auditor who is performing the audit for the Fund may not perform contemporaneously (during the audit and professional engagement period) the following non-audit services for the Fund:

               (1) bookkeeping or other services related to the accounting records or financial statements of the Fund;

               (2)  financial information systems design and implementation;

               (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

               (4)  actuarial services;

               (5)  internal audit outsourcing services;

               (6)  management functions or human resources;

               (7) broker or dealer, investment adviser, or investment banking services;

               (8)  legal services and expert services unrelated to the audit;
                    and

               (9) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

------------------
(2) The final rules adopted by the Securities and Exchange Commission relating to pre-approval requirements are set forth in Strengthening the Commission's Requirements Regarding Auditor Independence, Release No. IC-25915 (Jan. 28, 2003).

                The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

     (f) Investigate improprieties or suspected improprieties in Fund operations.

     (g) Report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

6. The Audit Committee shall have the opportunity to meet with the Treasurer of the Fund and with personnel of the Adviser.

7. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

8. The Audit Committee shall review this Charter on an annual basis and recommend any changes to the full Board of Managers.


Dated:  May 8, 2003

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735








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   ________________________________________   _______________________________________   ___________________________________________
  | To vote by Internet                    | | To vote by Telephone                  | | To vote by Mail                           |
  | o   Read the Proxy Statement and have  | | o   Read the Proxy Statement and have | | o   Read the Proxy Statement              |
  |     this card at hand                  | |     this card at hand                 | | o   Check the appropriate boxes on this   |
  | o   Log on to www.proxyweb.com         | | o   Call toll-free at 1-888-221-0697  | |     proxy card                            |
  | o   Follow the on-screen instructions  | | o   Follow the recorded instructions  | | o   Sign, date and return this proxy card |
  | o   Do not mail this proxy card        | | o   Do not mail this proxy card       | | o   Mail your completed proxy card in the |
  |        ---                             | |        ---                            | |     enclosed envelope                     |
  |________________________________________| |_______________________________________| |___________________________________________|

                                         PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
                               DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET OR TELEPHONE.




                                                   EXCELSIOR BUYOUT INVESTORS, LLC
                                                         225 HIGH RIDGE ROAD
                                                         STAMFORD, CT 06905


                                               PROXY SOLICITED ON BEHALF OF THE BOARD
 ____________________                                    OF MANAGERS FOR THE
|                    |                 SPECIAL MEETING OF MEMBERS TO BE HELD ON MARCH 15, 2007
|                    |
|____________________|

The undersigned  unitholder(s) of Excelsior Buyout Investors, LLC (the "Fund"),  revoking previous proxies, hereby appoint(s) Robert
F. Aufenanger and Meshach Kisten,  and each of them (with full power of substitution),  the proxies of the undersigned to attend the
Special  Meeting of Members of the Fund to be held on March 15,  2007,  at the offices of the Fund,  225 High Ridge Road,  Stamford,
Connecticut,  at 10:30 a.m.,  Eastern  Standard time, and any adjournments  thereof (the  "Meeting"),  and to vote all of the common equity  interests  ("Units") of the Fund that the undersigned  would be entitled to vote at the Meeting upon the proposals set forth herein,  as more fully  disclosed in the proxy statement for the Meeting with respect to the Fund and upon any other matter that may properly come before the Meeting,  in their  discretion.  This proxy, when properly  executed,  will be voted in the manner directed herein by the undersigned.

The undersigned acknowledges receipt of the Notice of Special Meeting of Members and the Proxy Statement. THIS PROXY IS SOLICITED ON
BEHALF OF THE BOARD OF MANAGERS OF THE FUND. IF YOU SIGN THE PROXY WITHOUT OTHERWISE INDICATING A VOTE ON THE PROPOSALS,  THIS PROXY
WILL BE VOTED "FOR" THE PROPOSALS LISTED ON THE REVERSE SIDE. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING,  THE
UNITS WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THEIR JUDGMENT. THE BOARD OF MANAGERS UNANIMOUSLY RECOMMENDS THAT MEMBERS VOTE
"FOR" EACH OF THE PROPOSALS LISTED ON THE REVERSE SIDE.

                                                                                         Date __________________



                                                                       Signature(s) (Title(s), if applicable)      (Sign in the Box)
                                                                        ___________________________________________________________
                                                                       |                                                           |
                                                                       |                                                           |
                                                                       |___________________________________________________________|

                                                                       Please print and sign  exactly as your  name(s)  appear(s) on this  card to  authorize  the  voting  of your  shares.  When signing as attorney or  executor,  administrator,  trustee or guardian,  please give full title as such. If a  corporation, please  sign in full  corporate  name by  president  or other
                                                                       authorized  officer.   If  a  partnership,   please  sign  in
                                                                       partnership  name by authorized  person.  For joint accounts, each joint owner must sign.



                                                                                                                       rv-ebi-f - R

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

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

















If this proxy is properly executed and received by the Fund prior to the Meeting,  the interests in the Fund represented hereby will be voted in the manner  directed on this proxy card. If no directions are given,  this proxy will be voted "FOR" each of the matters set forth on this proxy card, and at the discretion of the proxies on other matters that may properly come before the Meeting.

                                                  Please fill in box(es) as shown using black or blue ink or number 2 pencil.  |X|
                                                  PLEASE DO NOT USE FINE POINT PENS.


The Board of Managers recommends a vote "FOR" Proposals 1 and 2.
                                         ---
                                                                                                FOR     AGAINST     ABSTAIN
PROPOSAL 1: TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND               |_|       |_|         |_|
            UST ADVISERS, INC.


PROPOSAL 2: TO ELECT FOUR MEMBERS TO THE BOARD OF MANAGERS                                      FOR     WITHHOLD    FOR ALL
                                                                                                ALL     AUTHORITY   EXCEPT*
Nominees For Independent Manager:
                (01)  Virginia G. Breen         (03) Thomas F. McDevitt                         |_|       |_|         |_|
                (02)  Jonathan B. Bulkeley

Nominee For Interested Manager:
                (04)  David R. Bailin                                                           |_|       |_|         |_|


   * To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the Nominee's number on the line below.


________________________________________________________________________________

                    PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
                               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE OTHER SIDE.




                                                                                                                        rv-ebi-b - R
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